Union Security Insurance Company:
Triple Crown Variable Annuity
Variable Account D of Union Security Insurance Company:
Triple Crown Variable Annuity

Union Security Life Insurance Company of New York:
Triple Crown Variable Annuity
Separate Account A of Union Security Life Insurance Company of New York:
Triple Crown Variable Annuity

Supplement dated June 26, 2024 to the variable annuity prospectus dated May 1, 2024
This supplement to the variable annuity prospectus outlines changes related to:
2. Key Information Table
All other provisions outlined in the variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
In section 2. Key Information Table: The Investment Options (fund fees and expenses) reflected in the “Ongoing Fees and Expenses (annual charges)” table are replaced as follows:

Annual Fee	Minimum	Maximum
Investment Options (fund fees and expenses)	0.63%⁴	1.57%⁴
This supplement should be retained for future reference.

HV-8131